UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 20, 2020

Date of Report (Date of Earliest Event Reported)

Central Index Key Number of issuing entity:  0001770572

Wells Fargo Commercial Mortgage Trust 2019-C50

(Exact name of issuing entity)

Central Index Key Number of registrant:  0000850779

Wells Fargo Commercial Mortgage Securities, Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of sponsor:  0000740906

Wells Fargo Bank, National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001685185

UBS AG
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001592182

LMF Commercial, LLC (formerly known as Rialto Mortgage Finance, LLC)
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001549574

Barclays Capital Real Estate Inc.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001654834

Rialto Real Estate Fund III – Debt, LP
(Exact name of sponsor as specified in its charter)

Central Index Key Number of sponsor:  0001624053

Argentic Real Estate Finance LLC
(Exact name of sponsor as specified in its charter)

New York	333-226486-05	38-4117258 38-4117259
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation of issuing entity)	File Number of issuing entity)	Identification Numbers)

c/o Wells Fargo Bank, National Association

as Certificate Administrator

9062 Old Annapolis Road

Columbia, MD

(Address of principal executive offices of issuing entity)

(212) 214-5600

Registrant’s telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 6.02. Change of Servicer or Trustee.

On May 14, 2019, Wells Fargo Commercial Mortgage Securities, Inc. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of May 1, 2019 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, of the Wells Fargo Commercial Mortgage Trust 2019-C50, Commercial Mortgage Pass-Through Certificates, Series 2019-C50, which represent, in the aggregate, the entire beneficial ownership in Wells Fargo Commercial Mortgage Trust 2019-C50 (the “Issuing Entity”), a common law trust formed on May 14, 2019 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. A copy of the Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Form 8-K filed by the Issuing Entity with the Securities and Exchange Commission on May 14, 2019.

The mortgage loan identified as “Great Wolf Lodge Southern California” on Exhibit B to the Pooling and Servicing Agreement (the “Great Wolf Lodge Southern California Mortgage Loan”), which is an asset of the Issuing Entity, is part of a loan combination (the “Great Wolf Lodge Southern California Whole Loan”) that includes the Great Wolf Lodge Southern California Mortgage Loan and one or more pari passu loans and one other subordinate loan, which are not assets of the Issuing Entity.  The Great Wolf Lodge Southern California Whole Loan, including the Great Wolf Lodge Southern California Mortgage Loan, is being serviced and administered under the Pooling and Servicing Agreement.  The Great Wolf Lodge Southern California Mortgage Loan represents 3.7% of the asset pool of the Issuing Entity as of its cut-off date.

Pursuant to Section 7.01 of the Pooling and Servicing Agreement, Rialto Capital Advisors, LLC was removed as special servicer with respect to the Great Wolf Lodge Southern California Whole Loan and Situs Holdings, LLC, a Delaware limited liability company, was appointed as the successor special servicer with respect to the Great Wolf Lodge Southern California Whole Loan. The removal of Rialto Capital Advisors, LLC as special servicer and appointment of Situs Holdings, LLC as successor special servicer with respect to the Great Wolf Lodge Southern California Whole Loan is effective as of April 20, 2020.

The Great Wolf Lodge Southern California Special Servicer

Situs Holdings, LLC (“Situs Holdings”), a Delaware limited liability company has been appointed to act as the special servicer (the “Great Wolf Lodge Southern California Special Servicer”) for the Great Wolf Lodge Southern California Whole Loan under the Pooling and Servicing Agreement.  Situs Holdings is a wholly-owned subsidiary of the Trident Funds which are managed by Stone Point Capital LLC (“Stone Point”), an investment adviser registered with the U.S. Securities and Exchange Commission.  Stone Point is a financial services-focused private equity firm that has raised and managed eight private equity funds in over 25 years, with aggregate committed capital of more than $25 billion. Stone Point has invested in over 100 companies and targets investments in the global financial services industries, including investments in companies that provide outsourced services to financial institutions, banks and depository institutions, asset management firms, insurance and reinsurance companies, insurance distribution and other insurance-related businesses, specialty lending and other credit opportunities, mortgage services companies and employee benefits and healthcare companies.

The principal executive office of Situs Holdings is located at 5065 Westheimer, Suite 700E, Houston, Texas 77056 and its telephone number is (713) 328-4400. Situs Holdings maintains its principal special servicing office at 101 Montgomery Street, Suite 2250, San Francisco, California 94104.

Situs Holdings has a current special servicer rating for “CSS2-” from Fitch and is on S&P’s Select Servicer list as a United States Commercial Mortgage Special Servicer ranked “Above Average.”  Situs Holdings is approved by Moody’s, Kroll and DBRS as a special servicer for CMBS and SFR transactions.  As of March 31, 2020, Situs Holdings is also the named operating advisor for 21 CMBS transactions with an aggregate outstanding principal balance of approximately $17.97 billion.

Situs Holdings and its affiliates (collectively, “Situs”) are involved in the commercial real estate advisory business and engages principally in:

•         Real estate consulting

•         Primary servicing

•         CMBS special servicing

•         Asset management

•         Commercial real estate valuation

•         Due diligence and underwriting

Since 1985, Situs has provided commercial real estate advisory, due diligence and business solutions to the lending and real estate industries. Situs has major offices located across the U.S. in San Francisco, New York, and Houston as well as offices in London  and Frankfurt. Situs provides services to financial institutions investors and servicers as well as to agencies of the United States government.

The table below sets forth information about Situs’ portfolio of securitized specially serviced loans as of the dates indicated below:

Special Servicing	12/31/2017	12/31/2018	12/31/2019
CMBS Pools (excluding SFR)......................................	19	22	60
By Approximate Number........................................	1,159	1,220	1,912
Named Specially Serviced Portfolio By Approximate UPB(1)............................................	$9,390,884,743	$11,998,515,043	$29,654,019,596
Actively Specially Serviced Portfolio By Number of Loans(2)............................................................	14	12	3
Actively Specially Serviced Portfolio By Approximate UPB(2)................................................	$181,792,953	$138,318,128	$12,523,226

SFR Pools..................................................	6	3	6
By Approximate Number........................................	153	249	512
Named Specially Serviced Portfolio By Approximate UPB(1)............................................	$2,423,291,984	$547,140,715	$1,410,421,511
Actively Specially Serviced Portfolio By Number of Loans(2)............................................................	5	7	17
Actively Specially Serviced Portfolio By Approximate UPB(2)................................................	$9,314,191	$11,115,151	$26,206,600

_____________________

(1)     Includes all securitized loans in Situs’ portfolio for which Situs is the named special servicer, regardless of whether such loans are, as of the specified date, specially-serviced loans.

(2)     Includes only those securitized loans in the portfolio that, as of the specified date, are specially-serviced loans.

As of March 31, 2020, Situs had 53 personnel involved in the asset management and special servicing of commercial real estate assets, of which 13 were dedicated to the special servicing business unit.  As of December 31, 2019, Situs specially serviced a portfolio that included approximately 34 loans throughout the United States with a then current face value in excess of $47.7 million, all of which are commercial or multifamily real estate assets.  As of December 31, 2019, Situs had 49 personnel involved in the primary/master servicing of commercial real estate, all of which are commercial or multifamily real estate assets.

Those commercial real estate assets included mortgage loans secured by the same types of income producing properties as those securing the Great Wolf Lodge Southern California Mortgage Loan. Accordingly, the assets that Situs services, depending upon the particular circumstances, including the nature and location of such assets, compete with the mortgaged real properties securing the mortgage loans for tenants, purchasers, financing and so forth.

Situs has developed policies and procedures for the performance of its servicing and special servicing obligations in compliance with applicable servicing criteria set forth in Item 1122 of Regulation AB, including managing delinquent loans and loans subject to the bankruptcy of the borrower. Situs has recognized that technology can greatly improve its performance as a servicer and special servicer, and Situs’ infrastructure provides improved controls for compliance with pooling and servicing agreements, loan administration and procedures in workout/resolution.

Situs occasionally engages consultants to perform property inspections and provide certain asset management functions. Situs does not have any material primary advancing obligations with respect to the CMBS pools as to which it acts as servicer and/or special servicer and accordingly Situs does not believe that its financial condition will have any adverse effect on the performance of its duties under the Pooling and Servicing Agreement nor any material impact on the loan performance or the performance of the Certificates.

Situs will not have primary responsibility for custody services of original documents evidencing the Great Wolf Lodge Southern California Mortgage Loan.  On occasion, Situs may have custody of certain of such documents as necessary for enforcement actions involving the Great Wolf Lodge Southern California Mortgage Loan or otherwise.  To the extent that Situs has custody of any such documents, such documents will be maintained in a manner consistent with the servicing standards set forth in the Pooling and Servicing Agreement.  There are currently no legal proceedings pending; and no legal proceedings known to be contemplated by governmental authorities, against Situs or of which any of its property is the subject, which is material to the holders of the Certificates.

Situs is not an affiliate of the depositor, the trustee, the master servicer, the certificate administrator or the operating advisor under the Pooling and Servicing Agreement. Through common control by Stone Point, Situs is an affiliate of (i) Rialto Capital Advisors, LLC, the current Special Servicer for the other loans serviced under the Pooling and Servicing Agreement, (ii) Rialto Real Estate Fund III-Debt, L.P., the retaining sponsor and a mortgage loan seller,  (iii)  RREF III-D WFCM 2019-C50 MOA, the risk retention consultation party and holder of the VRR Interest and (iv) RREF III-D WFCM 2019-C50, LLC, the holder of the Class X-F, Class X-G, Class X-H, Class F, Class G and Class H certificates and the directing certificateholder for the serviced mortgage loans other than the Great Wolf Southern California Mortgage Loan.

Except as disclosed in the preceding paragraph, there are no business relationships, agreements, arrangements, transactions or understandings that have been entered into outside the ordinary course of business or on terms other than would be obtained in an arm’s length transaction with an unrelated third party—apart from the subject securitization transaction—between Situs or any of its affiliates, on the one hand, and the Depositor,  the Master Servicer, the Special Servicer, the Trustee, the Certificate Administrator and the sponsors of the WFCM 209-C50 securitization, on the other hand, that currently exist or that existed during the past two (2) years and that are material to an investor’s understanding of the Certificates. The Depositor, the Master Servicer, the Special Servicer, the Trustee, the Certificate Administrator and the sponsors of the WFCM 2019-C50 securitization may maintain banking and other commercial relationships with Situs and its affiliates.

No securitization transaction involving commercial or multifamily mortgage loans in which Situs was acting as servicer and/or special servicer has experienced an event of default as a result of any action or inaction performed by Situs as special servicer. In addition, there has been no previous disclosure of material non-compliance with servicing criteria by Situs with respect to any other securitization transaction involving commercial or multifamily mortgage loans in which Situs was acting as servicer and/or special servicer.

From time to time, Situs and its affiliates are parties to lawsuits and other legal proceedings arising in the ordinary course of business.  Situs does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to serve as servicer and/or special servicer.

From time to time, Situs and/or its affiliates may purchase or sell securities, including CMBS certificates. As of the date hereof, except as disclosed above, neither Situs nor any of its affiliates holds any Certificates issued by the issuing entity or any other economic interest in this securitization other than its rights to special servicer compensation as described in Pooling and Servicing Agreement.  However, Situs or its affiliates may, from time to time acquire additional certificates pursuant to secondary market transactions.  Any such party will have the right to dispose of any such certificates at any time.

Situs may enter into one or more arrangements with any party entitled to appoint or remove and replace a special servicer to provide for a discount and/or revenue sharing with respect to certain of the special servicer compensation in consideration of, among other things, Situs’s appointment as special servicer under the Pooling and Servicing Agreement and limitations on such person’s right to replace Situs as a special servicer.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wells Fargo Commercial Mortgage Securities, Inc.
(Registrant)
Date: April 20, 2020
	By:	/s/ Anthony Sfarra
Name: Anthony Sfarra
Title: President